Exhibit 99.1

Investor Relations Contact
Doug Clark
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Q3 Results
• Adobe AI-first ARR grew more than 150% year over year
• Achieves major milestone of 1 billion monthly active users (MAU) across creativity and productivity solutions

SAN JOSE, Calif. – Sept. 10, 2026 – Adobe (Nasdaq:ADBE), the global technology leader that unleashes creativity and productivity for individuals and businesses through innovative platforms and tools, today reported financial results for its third quarter FY2026 ended Aug. 28, 2026.
“Adobe delivered record Q3 results, reflecting the strength of our AI innovation, expanding customer reach and leadership across creativity, productivity and customer experience,” said Shantanu Narayen, chair and CEO, Adobe. “Reaching a landmark of more than one billion monthly active users is a defining moment for Adobe, and I have confidence that Anil will build on this momentum to drive Adobe's next chapter of growth and innovation in the AI era.”
“Adobe delivered double-digit revenue and EPS growth in Q3 and we're raising full year revenue and EPS targets,” said Steve Day, senior vice president and interim CFO, Adobe. “We are expanding our user base through a freemium strategy and deepening engagement with agentic experiences to deliver long-term durable growth.”
Third Quarter FY2026 Financial Highlights
•Adobe achieved record revenue of $6.76 billion in its third quarter of FY2026, which represents 13% year-over-year growth, or 12% in constant currency. Diluted earnings per share was $4.62 on a GAAP basis and $6.13 on a non-GAAP basis.
•Total Adobe Annualized Recurring Revenue (“ARR”) exiting the quarter was $27.50 billion.
•GAAP operating income in the third quarter was $2.35 billion and non-GAAP operating income was $2.97 billion. GAAP net income was $1.83 billion and non-GAAP net income was $2.42 billion.
•Record Q3 cash flows from operations were $2.52 billion.
•Exiting the quarter, Remaining Performance Obligations (“RPO”) were $22.16 billion, and Current Remaining Performance Obligations (“cRPO”) were 67%.
•Adobe repurchased approximately 9.5 million shares during the quarter.
Third Quarter FY2026 Customer Group Highlights
•Total Customer Group subscription revenue was $6.56 billion, which represents 14% year-over-year growth, or 13% in constant currency.
•Business Professionals & Consumers subscription revenue was $1.91 billion, which represents 16% year-over-year growth, or 15% in constant currency.
•Creative & Marketing Professionals subscription revenue was $4.65 billion, which represents 13% year-over-year growth, or 12% in constant currency.

Financial Targets
The following table summarizes Adobe’s fourth quarter FY2026 targets, which assumes current macroeconomic conditions:

Total revenue	$6.80 billion to $6.85 billion
Business Professionals & Consumers subscription revenue	$1.93 billion to $1.95 billion
Creative & Marketing Professionals subscription revenue	$4.665 billion to $4.695 billion
Earnings per share[1]	GAAP: $4.65 to $4.70	Non-GAAP: $6.30 to $6.35
1Targets assume non-GAAP operating margin of ~44.0%, GAAP tax rate of ~22.0%, non-GAAP tax rate of ~18.0% and diluted share count of ~389 million for fourth quarter FY2026.
The following table summarizes Adobe’s updated FY2026 targets:

Total revenue	$26.576 billion to $26.626 billion
Business Professionals & Consumers subscription revenue	$7.470 billion to $7.490 billion
Creative & Marketing Professionals subscription revenue	$18.242 billion to $18.272 billion
Total Adobe ending ARR growth	10.2% year over year
Earnings per share[2]	GAAP: $18.12 to $18.17	Non-GAAP: $24.45 to $24.50
2Targets assume non-GAAP operating margin of ~45.0%, GAAP tax rate of ~22.5%, non-GAAP tax rate of ~18.0% and diluted share count of ~400 million for FY2026.
Adobe to Host Conference Call
Adobe will webcast its third quarter fiscal year 2026 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.
Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our product development plans and new or enhanced offerings; our business, strategy, artificial intelligence (“AI”) and innovation momentum; our market and AI opportunity and future growth; market and AI trends; macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success and groups; industry positioning; expectations regarding acquisitions and other business transactions; and our financial targets and assumptions related thereto, including revenue, operating margin, operating efficiencies, annualized recurring revenue, tax rate, earnings per share and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; failure to compete effectively; issues relating to development and use of AI; damage to our reputation or brands; failure to realize the anticipated benefits of acquisitions, investments or other strategic transactions; failure to recruit and retain key personnel; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain our sales channels or critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic and geopolitical conditions; complex sales cycles; litigation, regulatory inquiries, investigations and other actions; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Quarterly Report on Form 10-Q for our fiscal quarter ended Aug. 28, 2026, which Adobe expects to file in Sept. 2026.
Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website. Definitions of our non-GAAP financial measures are provided in the Current Report on Form 8-K relating to this press release.

About Adobe
Adobe (Nasdaq: ADBE) empowers everyone to create through industry-leading platforms and tools that unleash creativity, productivity and personalized customer experiences. For more information, visit www.adobe.com.
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©2026 Adobe. All rights reserved. Adobe and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Nine Months Ended
	August 28, 2026	August 29, 2025	August 28, 2026	August 29, 2025
Revenue:
Subscription	$6,582	$5,791	$19,196	$16,915
Product	67	68	246	251
Services and other	111	129	334	409
Total revenue	6,760	5,988	19,776	17,575

Cost of revenue:
Subscription	633	510	1,759	1,505
Product	5	5	16	17
Services and other	125	127	367	380
Total cost of revenue	763	642	2,142	1,902

Gross profit	5,997	5,346	17,634	15,673

Operating expenses:
Research and development	1,288	1,088	3,596	3,196
Sales and marketing	1,827	1,639	5,419	4,760
General and administrative	488	408	1,497	1,152
Amortization of intangibles	40	38	112	120
Total operating expenses	3,643	3,173	10,624	9,228

Operating income	2,354	2,173	7,010	6,445

Non-operating income (expense):
Interest expense	(66)	(67)	(194)	(197)
Investment gains (losses), net	21	23	44	31
Other income (expense), net	48	58	157	191
Total non-operating income (expense), net	3	14	7	25
Income before income taxes	2,357	2,187	7,017	6,470
Provision for income taxes	530	415	1,589	1,196
Net income	$1,827	$1,772	$5,428	$5,274
Basic net income per share	$4.63	$4.18	$13.48	$12.28
Shares used to compute basic net income per share	395	423	403	429
Diluted net income per share	$4.62	$4.18	$13.47	$12.26
Shares used to compute diluted net income per share	395	424	403	430

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	August 28, 2026	November 28, 2025
ASSETS

Current assets:
Cash and cash equivalents	$4,359	$5,431
Short-term investments	1,280	1,164
Trade receivables, net of allowances for doubtful accounts of $12 and $13, respectively	2,081	2,344
Prepaid expenses and other current assets	1,438	1,224
Total current assets	9,158	10,163

Property and equipment, net	1,870	1,873
Operating lease right-of-use assets, net	286	312
Goodwill	14,037	12,857
Other intangibles, net	956	495
Deferred income taxes	1,928	2,186
Other assets	1,746	1,610
Total assets	$29,981	$29,496

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$529	$417
Accrued expenses and other current liabilities	2,516	2,648
Debt	1,597	—
Deferred revenue	7,094	6,905
Income taxes payable	63	153
Operating lease liabilities	89	77
Total current liabilities	11,888	10,200

Long-term liabilities:
Debt	4,766	6,210
Deferred revenue	110	125
Income taxes payable	567	469
Operating lease liabilities	310	361
Other liabilities	576	508
Total liabilities	18,217	17,873

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	16,992	15,361
Retained earnings	50,594	45,354
Accumulated other comprehensive income (loss)	(203)	(245)
Treasury stock, at cost	(55,619)	(48,847)
Total stockholders’ equity	11,764	11,623
Total liabilities and stockholders’ equity	$29,981	$29,496

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	August 28, 2026	August 29, 2025
Cash flows from operating activities:
Net income	$1,827	$1,772
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	215	208
Stock-based compensation	539	497
Other non-cash adjustments	71	(101)
Changes in deferred revenue	(46)	200
Changes in other operating assets and liabilities	(83)	(378)
Net cash provided by operating activities	2,523	2,198

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	(564)	(169)
Purchases of property and equipment	(85)	(72)
Purchases and sales of long-term investments, intangibles and other assets, net	(19)	(21)
Acquisitions, net of cash acquired	—	(17)
Net cash used for investing activities	(668)	(279)

Cash flows from financing activities:
Repurchases of common stock	(2,232)	(2,057)
Proceeds from treasury stock re-issuances, net of taxes paid related to net share settlement of equity awards	86	142
Repayment of debt	(250)	—
Other financing activities, net	(19)	39
Net cash used for financing activities	(2,415)	(1,876)
Effect of exchange rate changes on cash and cash equivalents	—	8
Net change in cash and cash equivalents	(560)	51
Cash and cash equivalents at beginning of period	4,919	4,931
Cash and cash equivalents at end of period	$4,359	$4,982

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended
	August 28, 2026	August 29, 2025	May 29, 2026
Operating income:

GAAP operating income	$2,354	$2,173	$2,238
Stock-based and deferred compensation expense	544	521	556
Impairment of goodwill	—	—	70
Amortization of intangibles	58	79	46
Acquisition-related expenses	18	—	5
Loss contingency	—	—	30
Non-GAAP operating income	$2,974	$2,773	$2,945

Net income:

GAAP net income	$1,827	$1,772	$1,712
Stock-based and deferred compensation expense	544	521	556
Impairment of goodwill	—	—	70
Amortization of intangibles	58	79	46
Acquisition-related expenses	18	—	5
Loss contingency	—	—	30
Investment (gains) losses, net	(21)	(23)	(18)
Income tax adjustments	(2)	(97)	(1)
Non-GAAP net income	$2,424	$2,252	$2,400

Diluted net income per share:

GAAP diluted net income per share	$4.62	$4.18	$4.25
Stock-based and deferred compensation expense	1.38	1.23	1.38
Impairment of goodwill	—	—	0.17
Amortization of intangibles	0.15	0.19	0.12
Acquisition-related expenses	0.04	—	0.01
Loss contingency	—	—	0.07
Investment (gains) losses, net	(0.05)	(0.05)	(0.04)
Income tax adjustments	(0.01)	(0.24)	—
Non-GAAP diluted net income per share	$6.13	$5.31	$5.96

Shares used to compute diluted net income per share	395	424	402
The following table shows Adobe’s third quarter fiscal year 2026 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Third Quarter Fiscal 2026
Effective income tax rate:

GAAP effective income tax rate	22.5%
Income tax adjustments	(1.5)
Stock-based and deferred compensation expense	(3.0)
Non-GAAP effective income tax rate(*)	18.0%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions
The following tables show Adobe's fourth quarter fiscal year 2026 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Fourth Quarter Fiscal 2026
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$4.65	$4.70
Stock-based and deferred compensation expense	1.48	1.48
Amortization of intangibles	0.16	0.16
Acquisition-related expenses	0.08	0.08
Income tax adjustments	(0.07)	(0.07)
Non-GAAP diluted net income per share	$6.30	$6.35

Shares used to compute diluted net income per share	389	389

Fourth Quarter Fiscal 2026
Operating margin:

GAAP operating margin	34.0%
Stock-based and deferred compensation expense	8.6
Amortization of intangibles	0.9
Acquisition-related expenses	0.5
Non-GAAP operating margin	44.0%

Fourth Quarter Fiscal 2026
Effective income tax rate:

GAAP effective income tax rate	22.0%
Income tax adjustments	(1.0)
Stock-based and deferred compensation expense	(3.0)
Non-GAAP effective income tax rate(*)	18.0%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions (continued)
The following tables show Adobe's updated annual fiscal year 2026 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Fiscal Year 2026
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$18.12	$18.17
Stock-based and deferred compensation expense	5.42	5.42
Amortization of intangibles	0.51	0.51
Impairment of goodwill	0.18	0.18
Loss contingency	0.23	0.23
Acquisition-related expenses	0.14	0.14
Investment (gains) losses, net	(0.04)	(0.04)
Income tax adjustments	(0.11)	(0.11)
Non-GAAP diluted net income per share	$24.45	$24.50

Shares used to compute diluted net income per share	400	400

Fiscal Year 2026
Operating margin:

GAAP operating margin	35.0%
Stock-based and deferred compensation expense	8.3
Amortization of intangibles	0.8
Impairment of goodwill	0.3
Loss contingency	0.4
Acquisition-related expenses	0.2
Non-GAAP operating margin	45.0%

Fiscal Year 2026
Effective income tax rate:

GAAP effective income tax rate	22.5%
Income tax adjustments	(1.5)
Stock-based and deferred compensation expense	(3.0)
Non-GAAP effective income tax rate(*)	18.0%
(*) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information for fiscal 2026 through fiscal 2028
Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate Adobe’s operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments and other items that are not considered part of Adobe’s ongoing operations, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.